UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 13, 2026
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.  Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

   On July 13, 2026, Genprex, Inc. (“Genprex” or the “Company”) filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), which will effect, at 12:01 a.m. Eastern Time on July 16, 2026, a one-for-twenty-two (1:22) reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”). In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 372446-401. The trading symbol for the Company’s common stock will remain “GNPX”.

The Company anticipates the Common Stock will begin trading on a Reverse Stock Split-adjusted basis when the market opens on July 16, 2026.

As a result of the Reverse Stock Split, every twenty-two (22) shares of Common Stock issued and outstanding will be converted into one (1) share of Common Stock. The Reverse Stock Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the Reverse Stock Split would result in some stockholders owning a fractional share. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. Based on 11,108,577 shares of Common Stock outstanding as of July 13, 2026, the Company estimates that immediately after giving effect to the Reverse Stock Split (and prior to any rounding applied to any fractional shares that would result from the Reverse Stock Split, and without taking into account any additional shares that may be issued subsequent to July 13, 2026), the Company will have approximately 504,936 shares of Common Stock outstanding.

The Reverse Stock Split will not change the par value of the Common Stock or the authorized number of shares of Common Stock. All outstanding securities entitling their holders to purchase shares of Common Stock or acquire shares of Common Stock, including stock options and warrants, will be adjusted as a result of the Reverse Stock Split, as required by the terms of those securities.

At the Company’s annual meeting of stockholders held on June 18, 2026, the Company’s stockholders granted the Company’s Board of Directors (the “Board”) the discretion to effect the Reverse Stock Split at a ratio of not less than one-for-five (1:5) and not more than one-for-fifty (1:50), with such ratio to be determined by the Board. On July 2, 2026, the Board approved a Reverse Stock Split ratio of one-for-twenty-two (1:22) and authorized the filing of the Certificate of Amendment.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Corporate Presentation

The investor presentation about Genprex that is furnished as Exhibit 99.1 to this Current Report on Form 8-K may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after July 14, 2026.  A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events.

The Company’s investor presentation provides certain business updates, including on its oncology and diabetes gene therapy programs.

Acclaim-1 Clinical Trial

The Acclaim-1 study is a Phase 1/2 clinical trial that has three portions - a Phase 1 dose escalation portion which has been completed, a Phase 2a expansion portion, and a Phase 2b randomized portion. We are currently enrolling and treating patients in the Phase 2a expansion portion of our Phase 1/2 Acclaim-1 clinical trial.  The Acclaim-1 trial uses a combination of REQORSA and AstraZeneca’s Tagrisso® (osimertinib) in patients with late-stage non-small cell lung cancer (“NSCLC”) who have activating epidermal growth factor receptor (“EGFR”) mutations and disease progression on treatment with Tagrisso or Tagrisso-containing regimens. There were three patients out of the twelve originally enrolled in the Phase 1 dose escalation portion of the study who had prolonged progression-free survival (“PFS”), including one patient who achieved a partial response after the second course of REQORSA and Tagrisso and remained on treatment without disease progression for approximately 46 months. The results of the Phase 1 dose escalation portion of the study were published in Clinical Lung Cancer, a peer-reviewed journal covering various aspects of clinical and translational research of lung cancer, in January 2026. The Acclaim-1 clinical trial has received U.S. Food and Drug Administration (“FDA”) Fast Track Designation for the Acclaim-1 treatment combination of REQORSA and Tagrisso in NSCLC patients who have progressed after Tagrisso treatment.

As previously announced, in April 2026, we entered into a new sponsored research agreement with the University of Texas MD Anderson Cancer Center to study biomarkers that may predict patient response to REQORSA. This preclinical effort led to the identification of two proteins, TROP-2 and PTEN, whose expression appears to predict response to REQORSA. These preclinical data indicated that NSCLC cells with high TROP-2 protein levels or low PTEN protein levels had greater response to REQORSA. In May 2026, an abstract was published by our research collaborators at the 2026 American Society of Clinical Oncology (ASCO) Annual Meeting which detailed positive clinical data from studies of predictive biomarkers in patients receiving REQORSA. This clinical validation, derived from patients in our Acclaim clinical trials, underscores the critical role these biomarkers may play in predicting treatment efficacy.  These data advance our understanding of this novel gene therapy and may help to guide patient selection for our clinical trials and optimize clinical outcomes. We plan to further evaluate high (3+) TROP-2 expression as a potential biomarker for REQORSA, which may predict patient response and enable targeted patient selection. We are currently evaluating enrollment criteria based on biomarker identification prior to any potential future interim analysis as we continue to enroll and treat patients in the Phase 2a expansion portion of our Acclaim-1 clinical trial.

Acclaim-3 Clinical Trial

The Acclaim-3 study is a Phase 1/2 clinical trial that has two portions - a Phase 1 dose escalation portion which has been completed, and a Phase 2 expansion portion. We are currently enrolling and treating patients in the Phase 2 expansion portion of our Phase 1/2 Acclaim-3 clinical trial. The Acclaim-3 clinical trial uses a combination of REQORSA and Genentech, Inc.’s Tecentriq® (atezolizumab) as maintenance therapy for patients with extensive stage small cell lung cancer (“ES-SCLC”) who did not develop tumor progression after receiving Tecentriq and chemotherapy as initial standard treatment. We anticipate that the Phase 2 expansion portion will enroll approximately 50 patients at approximately 10 to 15 U.S sites. Patients will be treated with REQORSA and Tecentriq until disease progression or unacceptable toxicity is experienced. The primary endpoint of the Phase 2 portion is to determine the 18-week progression-free survival rate from the start of maintenance therapy with REQORSA and Tecentriq in patients with ES-SCLC. Patients will also be followed for survival. A Phase 2 futility analysis will be performed after the 25th patient enrolled and treated reaches 18 weeks of follow-up. We expect to complete enrollment of the first 25 patients for interim analysis in the Phase 2 expansion portion of the study by the end of 2026 and expect the interim analysis in the first half of 2027. The Acclaim-3 clinical trial has received FDA Fast Track Designation for this patient population and Acclaim-3 has also received an FDA Orphan Drug Designation.

Risk Factors

The Company is including the below update to its risk factors, for the purpose of supplementing and updating the “Risk Factors” disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 30, 2026, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the Securities and Exchange Commission on May 13, 2026, as further supplemented and updated in the Company’s other periodic and current reports filed from time to time since such Annual Report on Form 10-K.

Our Common Stock is currently listed on The Nasdaq Capital Market. If we fail to regain compliance with the continued listing requirements of Nasdaq, our common stock may be delisted and the price of our common stock and our ability to access the capital markets could be negatively impacted.

Our Common Stock is currently listed for trading on Nasdaq. On June 10, 2026, we received a letter from Nasdaq indicating that, based upon our lack of compliance with the with the requirement under Nasdaq Listing Rule 5550(a)(2) to maintain a minimum bid price of $1.00 per share for continued listing on Nasdaq (the “Bid Price Requirement”) and our ineligibility for a 180 calendar day compliance period, the Listing Qualifications Staff of Nasdaq (the “Staff”) had determined to delist our securities from Nasdaq unless we timely request a hearing before a Nasdaq Hearings Panel (the “Panel”). Accordingly, Genprex has so requested a hearing before the Panel. Our request for a hearing automatically stayed any suspension or delisting action by the Staff pending the hearing and the expiration of any additional extension period that may be granted by the Panel following the hearing. We intend to continue to take definitive steps in an effort to evidence compliance with the Bid Price Requirement; however, there can be no assurance that the Panel will grant our request for continued listing or that we will be able to evidence compliance with the Bid Price Requirement within any extension period that may be granted by the Panel, or that we will be able to maintain compliance with the Bid Price Requirement or the other Nasdaq continued listing requirements.

We intend to continue to monitor the closing bid price of our Common Stock and take definitive steps in an effort to evidence and regain compliance with the Bid Price Requirement, including by implementing effective July 16, 2026 the one-for-twenty-two (1:22) Reverse Stock Split of our Common Stock. To regain compliance with the Bid Price Requirement, the closing bid price of our Common Stock must be at least $1.00 for a minimum of 10 consecutive business days, subject to the Panel’s discretion to extend such 10-day period. The announcement and implementation of the Reverse Stock Split could negatively affect the price of our Common Stock, and there is no guarantee that implementation of the Reverse Stock Split will result in our regaining compliance with the Bid Price Requirement. We cannot assure you that the prices for shares of the Common Stock after the Reverse Stock Split will increase proportionately to prices for shares of our Common Stock immediately before the Reverse Stock Split. Furthermore, even if the market price of our Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. There is also the possibility that liquidity may be adversely affected by the reduced number of shares which would be issued and outstanding when the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected. Accordingly, our total market capitalization after the Reverse Stock Split may be lower than the market capitalization before the Reverse Stock Split.

We must regain compliance with Nasdaq’s Bid Price Requirement of $1.00 per share (and must continue to maintain compliance with Nasdaq’s other continued listing requirements), or risk delisting, which could have a material adverse effect on our business. If our Common Stock is delisted from Nasdaq, it could result in a corresponding material reduction in the price of our Common Stock as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws. In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, suppliers, contractual counterparties and employees and fewer business development opportunities. If our Common Stock were delisted, it could be more difficult to buy or sell our Common Stock or to obtain accurate quotations, and the price of our Common Stock could suffer a material decline. Delisting could also impair our ability to raise capital on acceptable terms, if at all.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act, as amended, including those statements relating to the implementation of the Reverse Stock Split and the anticipated effects, potential benefits and risks thereof; the Company’s estimate of its outstanding shares following the Reverse Stock Split; the Company’s ability to regain and maintain compliance with the Bid Price Requirement, and maintain compliance with the other continued listing requirements of Nasdaq and maintain the listing of the Company’s Common Stock; statements about the future listing of the Company’s Common Stock; statements about the Company’s intentions and plans for addressing the Bid Price Requirement listing deficiency and the related Nasdaq delisting determination and anticipated Panel hearings process, including statements about plans for regaining compliance and intended actions and plans in connection therewith; and statements about the Company’s intentions and plans including anticipated actions and requests in connection with the Nasdaq hearings process, requested relief from Nasdaq or the hearings Panel or the type of relief that may be available, including the Panel hearings process staying any suspension or delisting action and the possibility of whether the Company’s Common Stock is able to maintain its listing or is ultimately delisted; statements regarding plans that the Company may implement or actions that the Company may take in furtherance of regaining compliance; and statements about the Company’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines; and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or the Company’s financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in “Risk Factors” in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s Quarterly Reports on Form 10-Q filed since such Annual Report on Form 10-K, and the Company’s other filings from time to time with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Genprex, Inc., dated July 13, 2026.

99.1	Investor Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: July 14, 2026	By:	/s/ Ryan M. Confer
Ryan M. Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)